                                                                     EXHIBIT 4.2


================================================================================


                         FIRST SUPPLEMENTAL INDENTURE

                         dated as of November 1, 2000

                                      to

                                   INDENTURE

                         dated as of November 1, 2000

                       AMEREN ENERGY GENERATING COMPANY

                                      to

                       THE BANK OF NEW YORK, as Trustee


===============================================================================


                                 $425,000,000

              $225,000,000  7.75% Senior Notes, Series A Due 2005
              $200,000,000  8.35% Senior Notes, Series B Due 2010

     FIRST SUPPLEMENTAL INDENTURE (the "First Supplemental Indenture"), dated as of November 1, 2000, to the Indenture, dated as of November 1, 2000 (the "Original Indenture"), from AMEREN ENERGY GENERATING COMPANY, an Illinois corporation (together with its successors and assigns, the "Issuer"), its principal office and mailing address being at One Ameren Plaza, 1901 Chouteau Avenue, P.O. Box 66149, St. Louis, Missouri 63166-6149, to THE BANK OF NEW YORK, as trustee (the "Trustee"), its office and mailing address being at 101 Barclay Street, New York, New York 10286.

                             W I T N E S S E T H:

     WHEREAS, the Issuer and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of the Issuer's Securities (as defined in the Original Indenture) to be issued in one or more series;

     WHEREAS, Sections 2.1 and 7.1 of the Original Indenture provide, among other things, that the Issuer and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the designation, form, terms and provisions of Securities of any series as permitted by Sections 2.1 and 7.1 of the Original Indenture;

     WHEREAS, the Issuer (i) desires the issuance of two (2) series of Securities to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this First Supplemental Indenture for the purpose of establishing the designation, form, terms and provisions of the Securities of such series;

     WHEREAS, all action on the part of the Issuer necessary to authorize the issuance of said Securities under the Original Indenture and this First Supplemental Indenture (the Original Indenture, as supplemented by this First Supplemental Indenture, being hereinafter called the "Indenture") has been duly taken; and

     WHEREAS, all acts and things necessary to make said Securities, when executed by the Issuer and authenticated and delivered by the Trustee as provided in the Original Indenture, the legal, valid and binding obligations of the Issuer, and to constitute these presents a valid and binding supplemental indenture according to its terms, have been done and performed, and the execution of this First Supplemental Indenture and the creation and issuance under the Indenture of said Securities have in all respects been duly authorized, and the Issuer, in the exercise of the legal right and power vested in it, executes this First Supplemental Indenture and proposes to create, execute, issue and deliver said Securities;

     NOW, THEREFORE, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, said Securities, and in consideration of the acceptance of said Securities by the holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Indenture.

                                  ARTICLE II

                            THE TERMS OF THE NOTES
                            ----------------------

     Section 2.1 Terms of 7.75% Senior Notes, Series A due 2005 and 8.35% Senior
                 ---------------------------------------------------------------
Notes, Series B due 2010. (a) There is hereby created one (1) series of
------------------------
Securities designated: 7.75% Senior Notes, Series A due 2005, in the aggregate principal amount of $225,000,000 (the " Series A Senior Notes"). Upon delivery of a written order to the Trustee in accordance with the provisions of Section
2.1 of the Original Indenture, the Trustee shall authenticate and deliver the Series A Senior Notes. Such written order shall specify the amount of the Series A Senior Notes to be authenticated and the date on which such Series A Senior Notes are to be authenticated.

          (b)  There is hereby created one (1) series of Securities designated:
8.35% Senior Notes, Series B due 2010, in the aggregate principal amount of $200,000,000 (the "Series B Senior Notes" and collectively with the Series A Senior Notes, the "Senior Notes"). Upon delivery of a written order to the Trustee in accordance with the provisions of Section 2.1 of the Original Indenture, the Trustee shall authenticate and deliver the Series B Senior Notes. Such written order shall specify the amount of the Series B Senior Notes to be authenticated and the date on which such Series B Senior Notes are to be authenticated.

          (c) The Senior Notes of each series shall be substantially in the form of Exhibit A hereto.

     Section 2.2  Terms of Senior Notes Issued Hereunder in Global Form.
                  -----------------------------------------------------

          (a) So long as DTC or its nominee is the registered owner or Holder of a Global Security, DTC or its nominee, as the case may be, will be considered the sole owner or Holder of the Senior Notes represented by such Global Security for all purposes under the Original Indenture and under the Senior Notes. No beneficial owner of an interest in a Global Security will be able to transfer that interest except in accordance with DTC's applicable procedures unless the Issuer shall issue certificates for the Senior Notes in definitive registered form.

          (b) All payments of the principal of, and interest and additional amounts and premium, if any, on, a Global Security will be made to DTC or its nominees, as the registered owners thereof.

          (c) Transfers between participants in DTC will be effected in the ordinary way in accordance with DTC rules and will be settled in same-day funds.

          (d) Certificated definitive Senior Notes of a series may be in denominations of less than $100,000 to the extent any redemption has reduced such Holder's aggregate holding of such Senior Notes of the same series to less than $100,000.

          (e) If any redemption affecting the Senior Notes of a series would result in the amount to be paid to a Holder of such affected Senior Note in respect of such redemption not to equal $1,000 or an integral multiple thereof, the Issuer shall instruct the Trustee to round the amount to be paid to such Holder to the nearest $1,000 so that the amount to be paid to such Holder equals $1,000 or an integral multiple thereof.

          (f) Beneficial interests in a Global Security of a Series (and any Securities issued in exchange therefor) will be subject to certain restrictions on transfer set forth therein and in the Original Indenture and as set forth on the form of such Global Security. Exhibit B, as referred to in Section 2.4 of the Original Indenture and Exhibits C, D, E and F, as referred to in Section 2.6 of the Original Indenture are attached hereto as Exhibits B, C, D, E and F, respectively.

          (g) Except in the limited circumstances described under Section 2.2(h) below, beneficial interest in a Global Security will only be recorded by book-entry and owners of beneficial interest in a Global Security will not be entitled to receive physical delivery of certificates representing Securities.

          (h) If (i) the Issuer notifies the Trustees in writing that DTC or any successor depository is unwilling or unable to continue as a depository for a Global Security or ceases to be a "clearing agency" registered under the Exchange Act and a successor depository is not appointed by the Issuer within 90 days of such notice, (ii) the Issuer, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities issued hereunder to be in certificated form or (iii) during an Event of Default, a holder of a beneficial interest in a Global Security requests the issuance of certificated Securities representing such holder's interest then, the Issuer shall issue certificates for the Securities in definitive registered form substantially in the form attached hereto in exchange for the Global Security outstanding.

          (i) The holder of a certificated definitive registered Security may transfer such Security in whole or in part by surrendering it at the Corporate Trust Office of the Trustee in accordance with the terms of the Indenture and such Security. Upon the transfer, exchange or replacement of definitive Securities, the Issuer will deliver only definitive Securities that bear a restrictive legend unless there is delivered to the Issuer such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by the Issuer, that neither the legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act.

     Section 2.3  Interest, Principal, Maturity Date and Regular Record Date.
                  ----------------------------------------------------------
Each Senior Note shall bear interest on the unpaid principal amount thereof from time to time outstanding from the date of authentication thereof until such amount is paid in full at the rate of interest set forth in the form of such Senior Note attached hereto. The principal amount of each Senior Note shall be due and payable at maturity as set forth in the form of Senior Note attached hereto.

     Payment of principal of, premium, if any, and interest on the Senior Notes of each series shall be made, as provided in Sections 2.4, 2.10, 3.2 and 3.4 of the Original Indenture except that the final payment of principal of any series of the Senior Notes shall be made on the due date therefor to the account of the Holder as such account shall appear in the Security Register, which amount shall be payable upon presentation and surrender of such Senior Note at the office of the Issuer.

     Each Senior Note of a series shall mature on the date and in the amounts set forth thereon.

     The record date applicable to the Senior Notes of each series issued hereunder shall be as set forth in the form of Senior Note of such series attached hereto.

     All payments of principal and interest with respect to certificated Senior Notes will be made by bank check mailed on the interest payment date to the address of such Holder on the Security Register or, for Holders of at least U.S. $1,000,000 in aggregate principal amount of Senior Notes of a series, by wire transfer on the interest payment date to a dollar account maintained by the payee with a bank in The City of New York; provided, that a written request from
                                           --------
such Holder to such effect designating such account is received by the Trustee and the Issuer or the paying agent no later than the record date immediately preceding such Interest Payment Date. Unless such designation is revoked, any such designation made by such person with respect to such certificated Senior Notes will remain in effect with respect to any future payments with respect to such certificated Senior Note payable to such person.

     Section 2.4  Redemption.
                  ----------

          (a)  Optional Redemption.
               -------------------

          The Senior Notes of either series issued hereunder are subject to optional redemption, in whole or in part, at any time at the option of the Issuer at a redemption price equal to the outstanding principal amount of the Senior Notes of such series being so redeemed plus accrued and unpaid interest thereon to the date fixed for redemption together with the Applicable Premium applicable thereto.

          (b)  Applicable Premium.
               ------------------

          As used herein, "Applicable Premium" means an amount calculated as of the date (the "Determination Date") fixed for the redemption of the Senior Notes of such series as follows:

          (i) the average life of the remaining scheduled payments of principal in respect of Outstanding Senior Notes of such series (the "Remaining
                                                                      ---------
          Average Life") shall be calculated as of the Determination Date;
          ------------

          (ii) the yield to maturity calculated as of a date not more than five days prior to the Determination Date for the United States Treasury security having an average life equal to the Remaining Average Life of such series and trading in the secondary market at the price closest to the principal amount thereof (the "Primary Issue"); provided,
                                                -------------    --------
          however, that if no United States Treasury security has an average
          -------
          life equal to the Remaining Average Life of such series, the yields (the "Other Yields") for the two maturities of United States treasury
                ------------
          securities having average lives most closely corresponding to such Remaining Average Life and trading in the secondary market at the price closest to the principal amount thereof shall be calculated, and the yield to maturity for the Primary Issue shall be the yield interpolated or extrapolated from such Other Yields on a straight line basis, rounding in each of such relevant periods to the nearest month;

          (iii) the discounted present value of the then remaining scheduled payments of principal and interest (but excluding that portion of any scheduled payment of interest that is actually due and paid on the Determination Date) in respect of the Outstanding Senior Notes of such series shall be calculated as of the Determination Date using a discount factor equal to the sum of (x) the yield to maturity for the Primary Issue, plus (y) 25 basis points; and
                         ----

          (iv) the amount of Applicable Premium in respect of the Senior Notes of such series to be redeemed shall be an amount equal to (x) the discounted present value of such Senior Notes to be redeemed determined in accordance with clause (iii) above, minus (y) the unpaid
                                                            -----
          principal amount of such Senior Notes; provided, however, that the
                                                 --------  -------
          Applicable Premium shall not be less than zero; and

          (v)   such calculation shall be made by an Investment Banker.

                                  ARTICLE III

                                 MISCELLANEOUS
                                 -------------

     Section 3.1  Execution of Supplemental Indenture.  This First Supplemental
                  -----------------------------------
Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

     Section 3.2  Concerning the Trustee. The Trustee shall not be responsible
                  ----------------------
in any manner for or with respect to the validity or sufficiency of this First Supplemental Indenture, or the due execution hereof by the Issuer, or for or with respect to the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuer.

     Section 3.3  Counterparts. This First Supplemental Indenture may be
                  ------------
executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

     Section 3.4  GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE AND EACH
                  -------------
SENIOR NOTE ISSUED HEREUNDER SHALL, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BE GOVERNED BY THE LAW OF THE STATE OF NY, WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SUCH SECTION 5-
1401).

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of November 1, 2000.


                               AMEREN ENERGY GENERATING COMPANY,
                               as Issuer


                               By:        /s/ Gary L. Rainwater
                                   ----------------------------------------
                                   Name:  Gary L. Rainwater
                                   Title: President


                               THE BANK OF NEW YORK, as Trustee


                               By:        /s/ Albert Lundy
                                   ----------------------------------------
                                   Name:  Albert Lundy
                                   Title: Qualified Agent

                                                                       EXHIBIT A

                               FORM OF SECURITY

     [INCLUDE IF SECURITY IS A GLOBAL SECURITY DEPOSITED WITH THE U.S. DEPOSITARY -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

     THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK.

     EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH HOLDER OF THIS NOTE REPRESENTS TO AMEREN ENERGY GENERATING COMPANY THAT (a) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (WITHOUT THE CONSENT OF AMEREN ENERGY GENERATING COMPANY) OTHER THAN (i) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (ii) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (iii) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, (iv) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF

CLAUSES (ii), (iii) OR (iv), TO THE RECEIPT BY AMEREN ENERGY GENERATING COMPANY OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO AMEREN ENERGY GENERATING COMPANY THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT (b) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).

                         [FORM OF FACE OF SENIOR NOTE]

                           CUSIP [      ][   ][   ]

                                 [Common Code]
                               [ISIN][        ]

No.

                                       $
                       AMEREN ENERGY GENERATING COMPANY
                          * % Senior Notes Due 20 **


     Ameren Energy Generating Company (the "Issuer"), for value received hereby
                                            ------
promises to pay to ___________________ or registered assigns the principal sum of ____________ Dollars at the Issuer's office or agency for said purpose as
provided in the Indenture referred to herein, on November 1,**      in such coin
or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually in arrears on May 1 and November 1 of each year, commencing May 1, 2001, on said principal sum in like coin or currency at the rate per annum set forth above at said offices or agencies from the date of original issuance or the most recent interest payment date to which interest on the Senior Notes has been paid or duly provided for. Notwithstanding the foregoing, if the date hereof is after April 15 or October 15, as the case may be, and before the following May 1 or November 1, this Senior Note shall bear interest from such May 1 or November 1; provided, that if the Issuer shall default in the payment of interest due on such May 1 or November 1, then this Senior Note shall bear interest from the next preceding May 1 or November 1 to which interest on the Senior Notes has been paid or duly provided for. The interest so payable on any May 1 or November 1 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Senior Note is registered at the close of business on the 15th day of April or the 15th day of October preceding such May 1 or November 1, whether or not such day is a Business Day; provided, that

____________________

*    Insert 7.75% or 8.35% as applicable.

**   Insert 2005 or 2010 as applicable.

principal, premium, if any, and interest shall be paid by mailing on the interest payment date a check for such to or upon the written order of the registered Holders of Senior Notes entitled thereto at their last address as it appears on the Senior Notes Register or, upon written application to the Trustee by a Holder of $1,000,000 or more in aggregate principal amount of Senior Notes, by wire transfer on the interest payment date of immediately available funds to an account maintained by such Holder with a bank or other financial institution. Interest on this Senior Note shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Additional Interest shall accrue on this Senior Note under the circumstances provided for in the Registration Rights Agreement.

     Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest (including without limitation during the 5-day period referred to in Section 4.1(b) of the Indenture) shall accrue at the rate per annum set forth above.

     Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Senior Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

                                        THE BANK OF NEW YORK, as Trustee



                                        By: ______________________________
                                            Name:
                                            Title:
(SEAL)
Attested:



By: ______________________________
Name:
Title:

                       [FORM OF REVERSE OF SENIOR NOTE]

                       AMEREN ENERGY GENERATING COMPANY

                          * % Senior Notes Due 20  **


     This Senior Note is one of a duly authorized issue of debt securities of
the Issuer, limited to the aggregate principal amount of $          ***
(except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an Indenture dated as of November 1, 2000 as supplemented by the First Supplemental Indenture dated as of November 1, 2000 (as so supplemented, the "Indenture"), duly executed and delivered by the Issuer to the
                   ---------
Trustee. Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders (the words "Holders" or "Holder" meaning the registered holders or
                    -------      ------
registered holder) of the Senior Notes. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

     In case an Event of Default shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Securities then Outstanding and that, prior to any such declaration, such Holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on any of the Securities and as otherwise provided in the Indenture. Any such consent or waiver by the Holder of this Senior Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Senior Note and any Security which may be issued in exchange or substitution hereof, whether or not any notation thereof is made upon this Senior Note or such other Security.

     The Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding considered as one class, evidenced as in the Indenture provided, to modify the Indenture or any supplemental indentures or the rights of the Holders of the Senior Notes; provided that no such modification shall (a) change the Stated Maturity of the
--------
principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or impair or affect the right of any Holder of the Security to institute suit for the payment thereof without the consent of the Holder of each Security so affected; or (b)(i) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such modification or the percentage of Securities, the consent of Holders of

________________
*    Insert 7.75% or 8.35% as applicable.

**   Insert 2005 or 2010 as applicable.

***  Insert $225,000,000 or $200,000,000 as applicable.

which is required for any waiver provided for in the Indenture; (ii) change any obligation of the Issuer to maintain an office or agency for payment of and transfer and exchange of the Securities; or (iii) make certain changes to provisions relating to waiver or to the provision for supplementing the Indenture; in each case without the consent of the Holders of all Securities then Outstanding.

     No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Senior Note at the place, times, and rate, and in the currency, herein prescribed.

     The Senior Notes are issuable only as registered Senior Notes without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

     At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Senior Notes may be presented for exchange for a like aggregate principal amount of Senior Notes of other authorized denominations.

     Upon due presentment for registration of transfer of this Senior Note at the above-mentioned office or agency of the Issuer, a new Senior Note or Senior Notes of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     The Senior Notes may be redeemed in whole or in part (if in part, by lot or by such other method as the Trustee shall deem fair or appropriate) prior to Stated Maturity at the option of the Issuer, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Senior Notes, all as provided in the Indenture, at a redemption price equal to the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption, plus the Applicable Premium.

     Subject to payment by the Issuer of a sum sufficient to pay the amount due on redemption, interest on this Senior Note shall cease to accrue upon the date duly fixed for redemption of this Senior Note.

     The Issuer, the Trustee, and any authorized agent of the Issuer or the Trustee, may deem and treat the registered Holder hereof as the absolute owner of this Senior Note (whether or not this Senior Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of, or premium, if any, or the interest on this Senior Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:

     This is one of the Senior Notes referred to in the within-mentioned Indenture.

                                                THE BANK OF NEW YORK, as Trustee


                                                By: ____________________________
                                                          Authorized Signatory

                             [FORM OF ASSIGNMENT]

I or we assign and transfer this Security to:

             (Insert assignee's social security or tax I.D. number)


_______________________________________________________
_______________________________________________________
_______________________________________________________
_______________________________________________________
(Print or type name, address and zip code of assignee)

and irrevocably appoint:


_______________________________________________________
_______________________________________________________

Agent to transfer this Security on the books of the Issuer. The Agent may substitute another to act for him.

Date: _____________________       Your Signature: ___________________


                                   (Sign exactly as your name
                                   appears on the other side of
                                   this Security)

               *Signature Guarantee:________________________


               *Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

                                                                       EXHIBIT B

                     FORM OF RESTRICTED PERIOD CERTIFICATE
                       AMEREN ENERGY GENERATING COMPANY

                                    [DATE]

The Depository Trust Company
[Address]

The Bank of New York,
 as Trustee
[Attn: Corporate Trust
101 Barclay Street
New York, New York 10286]

     Re:  Ameren Energy Generating Company        % Senior Notes Due 20__
          ---------------------------------------------------------------

Ladies and Gentlemen:

     Reference is hereby made to the Indenture dated as of November 1, 2000 (the "Indenture") from Ameren Energy Generating Company, to The Bank of New York, as
 ---------
Trustee. Capitalized terms used and not defined herein shall have the meanings given them in the Indenture.

     This letter is related to U.S. $______________ principal amount of Senior Notes represented by the Restricted Regulation S Global Security, held by the Trustee pursuant to Section 2.4 of the Indenture. We hereby certify that the offering of the Senior Notes has closed and that the restricted period (as defined in Regulation S) with respect to the offer and sale of the Senior Notes has terminated.

                                                THE BANK OF NEW YORK, as Trustee



                                                By: ____________________________
                                                         Authorized Signatory

cc:    [Euroclear]
       [CLEARSTREAM]

                                                                       EXHIBIT C

                         FORM OF TRANSFER CERTIFICATE
            FOR TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL SECURITY
       OR IAI GLOBAL SECURITY TO RESTRICTED REGULATION S GLOBAL SECURITY

                      (Transfers or exchanges pursuant to
                     Section 2.6(b)(ii) of the Indenture)

The Bank of New York,
as Trustee
[Attn: Corporate Trust
101 Barclay Street
New York, New York 10286]

     Re:  Ameren Energy Generating Company      % Senior Notes
          Due 20    (the "Senior Notes")
          ------------------------------------------------------

     Reference is hereby made to the Indenture dated as of November 1, 2000 (the "Indenture") from Ameren Energy Generating Company to The Bank of New York, as
 ---------
Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to U.S.$______________ principal amount of Senior Notes which are held in the form of the [Rule 144A] [IAI] Global Security (CUSIP No.[
][           ]) with the U.S. Depositary in the name of [insert name of transferor] (the "Transferor").  The Transferor has requested a transfer or
                  ----------
exchange of such beneficial interest for an interest in the Restricted
Regulation S Global Security (CUSIP No.            ) to be held with [Euroclear]
[Clearstream] (Common Code ________) through the U.S. Depositary.

     In connection with such request and in respect of such Senior Notes, the Transferor does hereby certify that such transfer or exchange has been effected in accordance with the transfer restrictions set forth in the Indenture and the Senior Notes and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

     (1) the offer of the Senior Notes was not made to a person in the United States;

     [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,]*

     [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.

                                                [Insert Name of Transferor]


                                                By:_____________________________
                                                   Name:
                                                   Title:

Dated:____________, 2000


cc:  Ameren Energy Generating Company

___________________
* Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                       EXHIBIT D

                         FORM OF TRANSFER CERTIFICATE
            FOR TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL SECURITY
      OR IAI GLOBAL SECURITY TO UNRESTRICTED REGULATION S GLOBAL SECURITY

                      (Exchanges or transfers pursuant to
                     Section 2.6(b)(iii)of the Indenture)

The Bank of New York,
as Trustee
[Attn: Corporate Trust
101 Barclay Street
New York, New York  10286]

     Re:  Ameren Energy Generating Company      % Senior Notes
     Due 20    (the "Senior Notes")
     -------------------------------------------------------------

     Reference is hereby made to the Indenture dated as of November 1, 2000 (the "Indenture") from Ameren Energy Generating Company to The Bank of New York, as
 ---------
Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to U.S.$______________ principal amount of Senior Notes which are held in the form of the [Rule 144A] [IAI] Global Security (CUSIP No. [
][            ]) with the U.S. Depositary in the name of [insert name of transferor] (the "Transferor").  The Transferor has requested an exchange or
                  ----------
transfer of such beneficial interest in the Senior Notes for an interest in the
Unrestricted Regulation S Global Security (CUSIP No.            ).

     In connection with such request and in respect of such Senior Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Senior Notes and,

     (i) with respect to transfers made in reliance on Regulation S under the Securities Act, the Transferor does hereby certify that:

     (1) the offer of the Senior Notes was not made to a person in the United States;

     [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,]*

     [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

     (4) the transaction is pursuant to and in accordance with Regulation S and is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act");

     (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the transferor does hereby certify that the Senior Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act,

     (iii) with respect to transfers made in reliance on another exemption from the Securities Act (including without limitation Rule 144A), the transferor does hereby certify that the following is the basis for the exemption:
_________________, or

     (iv) with respect to an exchange, the transferor does hereby certify that either (x) the Security being exchanged is not a "restricted security" as defined in Rule 144 under the Securities Act or (y) the exchange is being made to facilitate a contemporaneous transfer that complies with Section 2.6(b)(iii) of the Indenture.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.

                                                [Insert Name of Transferor]



                                                By:_____________________________
                                                   Name:
                                                   Title:
Dated:_______________, 2000


cc:  Ameren Energy Generating Company

______________________
* Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                       EXHIBIT E

             FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE
          FROM RESTRICTED REGULATION S GLOBAL SECURITY, UNRESTRICTED
                        REGULATION S GLOBAL SECURITY OR
               IAI GLOBAL SECURITY TO RULE 144A GLOBAL SECURITY

                      (Exchanges or transfers pursuant to
                     Section 2.6(b)(iv) of the Indenture)

The Bank of New York,
as Trustee
[Attn: Corporate Trust
101 Barclay Street
New York, New York 10286]

     Re:  Ameren Energy Generating Company      % Senior Notes
     Due 20    (the "Senior Notes")
     ------------------------------------------------------------

     Reference is hereby made to the Indenture dated as of November 1, 2000 (the "Indenture") from Ameren Energy Generating Company to The Bank of New York, as
 ---------
Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to U.S. $______________ principal amount of Senior Notes which are held in the form of the [[Restricted][Unrestricted] Regulation S
Global Security (CUSIP No.            ) with [Euroclear] [Clearstream].*
(Common Code _______)] [IAI Global Security (CUSIP No.            )] through the
U.S. Depositary in the name of [insert name of transferor] (the "Transferor").
                                                                 ----------
The Transferor has requested a transfer or exchange of such beneficial interest in the Senior Notes for an interest in the Rule 144A Global Security.

     In connection with such request, and in respect of such Senior Notes, the Transferor does hereby certify that such Senior Notes are being transferred or exchanged in accordance with (i) the transfer restrictions set forth in the Senior Notes and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Senior Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

___________________
*  Select appropriate depositary.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.

                                                [Insert Name of Transferor]



                                                By:_____________________________
                                                   Name:
                                                   Title:

Dated:___________, 2000

cc:  Ameren Energy Generating Company

                                                                       EXHIBIT F

                   FORM OF TRANSFER CERTIFICATE FOR TRANSFER
       OR EXCHANGE FROM RULE 144A GLOBAL SECURITY, RESTRICTED REGULATION
         GLOBAL SECURITY OR UNRESTRICTED REGULATION S GLOBAL SECURITY
                            TO IAI GLOBAL SECURITY

                      (Exchanges or transfers Pursuant to
                      Section 2.6(b)(v) of the Indenture)

The Bank of New York,
as Trustee
[Attn: Corporate Trust
101 Barclay Street
New York, New York 10286]

     Re:  Ameren Energy Generating Company      % Senior Notes
     Due 20    (the "Senior Notes")
     ------------------------------------------------------------

     Reference is hereby made to the Indenture dated as of November 1, 2000 (the "Indenture") from Ameren Energy Generating Company to The Bank of New York, as
 ---------
Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to U.S.$______________ principal amount of Senior Notes which are held in the form of the [Rule 144A Global Security (CUSIP No.
) with the U.S. Depositary] [[Restricted][Unrestricted] Regulation S Global
Security (CUSIP No.           ) with [Euroclear] [Clearstream]]* in the name of
[insert name of transferor] (the "Transferor").  The Transferor has requested an
                                  ----------
exchange or transfer of such Global Security for an interest in the IAI Global
Security (CUSIP No.           ).

     In connection with such request with respect to a transfer or exchange for an interest in the IAI Global Security, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Rule 144A Global Security, the Restricted Regulation S Global Security and the Unrestricted Regulation S Global Security (as the case may be) and, with respect to transfers made in reliance on Rule 144 under the Securities Act, certify that the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act.

________________
*  Select appropriate depositary.

     In connection with such request with respect to a transfer or exchange for an interest in the IAI Global Security, and in respect of such Rule 144A Global Security, Restricted Regulations S Global Security and Unrestricted Regulation S Global Security (as the case may be), the Transferor does hereby certify that such Global Security is being transferred or exchanged in accordance with (i) the transfer restrictions set forth in the Global Securities and (ii) in accordance with the Securities Act to a transferee that the Transferor reasonably believes is purchasing the IAI Global Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, in each case purchasing IAI Global Securities in a transaction exempt from the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.


                                                [Insert Name of Transferor]



                                                By:_____________________________
                                                   Name:
                                                   Title:

Dated:_______________, 2000

cc:  Ameren Energy Generating Company